UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2014

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On May 1, 2014, Intuitive Surgical, Inc. (the “Company”) announced that the Food and Drug Administration (the “FDA”) has completed an evaluation of the Company’s corrective actions in response to the warning letter from the FDA dated July 16, 2013 (the “Warning Letter”).  The FDA indicated in a letter to the Company, dated April 25, 2014, that based on the FDA’s evaluation, it appears that the Company has addressed the violations contained in the Warning Letter.   The foregoing summary is qualified in its entirety by reference to the letter from the FDA dated April 25, 2014, which is included as Exhibit 99.1 attached hereto.

Item 9.01. Financial Statements and Exhibits.
d) Exhibits.
The following exhibits are filed with this report on Form 8-K:

99.1     FDA Close Out Letter, dated April 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.
(Registrant)

Date: May 1, 2014	By	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1    FDA Close Out Letter, dated April 25, 2014.